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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Treasure Mountain Holdings, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form"), I, Michael McGuinness, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Form fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Form fairly presents, in all material respects, the financial condition and result of operations of the Company.


March 16, 2005

                                                     /s/ Michael McGuiness
                                                     ---------------------
                                                     Michael McGuinness
                                                     Chief Financial Officer


This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



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